UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase

On May 20, 2025 (the “Closing Date”), Datavault AI Inc. (the “Company”) completed its previously announced asset purchase of technology assets, customer contracts, trademarks, and other intellectual property (collectively, the “Acquired Assets”) from CompuSystems, Inc. (“CSI”). At the closing (the “Closing”), pursuant to an asset purchase agreement, by and between the Company and CSI, dated as of December 19, 2024, as amended by that certain amendment to the asset purchase agreement, dated as of December 30, 2024, and as further amended by that certain second amendment to the asset purchase agreement, dated as of February 25, 2025, and as further amended by that certain third amendment to the asset purchase agreement, dated March 31, 2025, and as further amended by that certain fourth amendment to the asset purchase agreement, dated May 14, 2025 (the “Asset Purchase Agreement”), the Company acquired the Acquired Assets for an aggregate purchase price consisting of (i) the Exclusivity Payment Fee (as defined in the Asset Purchase Agreement), (ii) the Breakup Fee (as defined in the Asset Purchase Agreement), (iii) an amount in cash equal to $5,000,000, (iv) 10,600,000 validly issued, fully paid and nonassessable shares of restricted common stock of the Company, par value $0.0001 per share (the “Common Stock”) (the “Closing Stock Consideration”), (v) $5,000,000 payable in the form of the convertible note (the “Initial Convertible Note”) issued by the Company to CSI, (vi) $5,000,000 payable in the form of the convertible note (the “First Convertible Note”) issued by the Company to CSI, (vii) $5,000,000 payable in the form of convertible note (the “Second Convertible Note”, and together with the Initial Convertible Note and First Convertible Note, the “Notes”) issued by the Company to CSI, (viii) $500,000 for the reimbursement of fees incurred by CSI due to the acquisition, and (ix) the assumption of the Transferred Liabilities (as defined in the Asset Purchase Agreement), which clauses (i) through (ix) above, collectively, comprised the total consideration to be paid for the Acquired Assets.

Convertible Notes

Pursuant to the Asset Purchase Agreement, in connection with the Closing, the Company issued the Notes in an aggregate principal amount of $15,000,000, each due on the second anniversary of the closing (the “Maturity Date”). The Company agreed to pay interest to CSI on the aggregate unconverted and then outstanding principal amount of the First Convertible Note and Second Convertible Note at the rate of five percent (5%) per annum, and on the aggregate unconverted and then outstanding principal amount of the Initial Convertible Note at the rate of ten percent (10%) per annum. The Company agreed to pay interest accruing from the six-month anniversary of the closing on the First Convertible Note and from the nine-month anniversary of the closing on the Second Convertible Note on the unpaid balance of such principal amount no less frequently than quarterly per calendar quarter. The payment of the accrued interest shall occur on the last business day of each calendar quarter.

If the Initial Convertible Note has not been satisfied in full within three (3) months after the Closing Date, then at CSI’s option, it shall be convertible to shares of Common Stock, in increments of $500,000, at a price of $1.14 per share. The Company shall also repay the principal amount and all accrued interest under the Initial Convertible Note in full, without a penalty, within three (3) business days after the Company raises an additional amount of capital totaling at least $15,000,000.

The First Convertible Note can be converted, partially or entirely, into shares of Common Stock, any time after the six-month anniversary of the closing until the First Convertible Note is fully paid off. The Second Convertible Note can be converted, partially or entirely, into shares of Common Stock, any time after the nine-month anniversary of the closing until the Second Convertible Note is fully paid off. The First Convertible Note and Second Convertible Note use a conversion price equaling to the average VWAP during the thirty (30) consecutive trading days ending on the trading day that is immediately prior to the conversion date subject to a floor price of $1.40 per share and ceiling price of $2.50 per share (the “Conversion Price”). The entire outstanding principal and accrued interest shall automatically be converted into shares of Common Stock on the Maturity Date at the Conversion Price.

The Notes include customary event of default provisions. Upon the occurrence of an event of default, the Notes and all amounts due thereunder shall become immediately due and payable in cash without notice. Additionally, upon the occurrence of an event of default, CSI is entitled to increase the rate of interest on the aggregate outstanding principal balance and any other amounts then owing by Company to CSI to ten percent (10%) per annum.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 4.1, 4.2, and 4.3 respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure required by this Item in connection with the Closing and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item in connection with the issuance of the Convertible Notes and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item in connection with the Closing and included in Item 1.01 of this Form 8-K is incorporated herein by reference.

The Closing Stock Consideration has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The securities will be issued and were issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act, and Rule 506 promulgated under Regulation D of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On May 20, 2025, the Company issued a press release (the “Press Release”) announcing the Closing, and a special investor call that the Company and CSI management co-hosted at 6:00 am PT / 9:00 am ET, on Tuesday, May 20, 2025.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Furnished as Exhibit 99.2 hereto and incorporated into this Item 8.01 by reference is the investor presentation that the Company used in connection with its presentation at the investor conference call. A transcript of the conference call is hereby furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

The information furnished with Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

As permitted by Item 9.01 of Form 8-K, the financial statements required by this Item will be filed by amendment to this Form 8-K within 71 days following the date on which this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

As permitted by Item 9.01 Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Form 8-K within 71 days following the date on which this Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
4.1	Initial Convertible Note, dated as of May 20, 2025.
4.2	First Convertible Note, dated as of May 20, 2025.
4.3	Second Convertible Note, dated as of May 20, 2025.
99.1	Press Release.
99.2	Presentation Materials of the Company.
99.3	Investor Conference Call Transcript, dated as of May 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer